Prospectus supplement dated September 28, 2020
to the following prospectus(es):
Successor prospectus dated May 1, 2008
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
The following disclosure changes are made to the prospectus:
The prospectus offers the following underlying mutual funds as investment options under the contract.
Effective on or about September 30, 2020, the name of the investment options are updated as indicated below:
CURRENT NAME	UPDATED NAME
Invesco Oppenheimer Capital Appreciation Fund - Class A	Invesco Capital Appreciation Fund - Class A
Invesco Oppenheimer Discovery Mid Cap Growth Fund - Class A	Invesco Discovery Mid Cap Growth Fund - Class A
Invesco Oppenheimer Global Fund - Class A	Invesco Global Fund - Class A
Invesco Oppenheimer Global Strategic Income Fund - Class A	Invesco Global Strategic Income Fund - Class A
PROS-2020-229
1